TXU CORP. AND SUBSIDIARIES
Segment Consolidating Income Statement
Quarter Ended March 31, 2007
(Millions of Dollars)
(Unaudited)

                                                                  TXU Energy    Oncor Electric    Corporate   Eliminations/
                                                                    Segment    Delivery Segment    & Other       Rounding     Total
                                                                  ----------   ----------------   ---------   -------------   -----
Operating revenues                                                   1,316             619             11         (277)       1,669
                                                                     -----            ----          -----        -----        -----
Direct costs and expenses
  Fuel, purchased power costs and delivery fees                        931              --             --         (266)         665
  Operating costs                                                      150             196             (1)          (1)         344
  Depreciation and amortization                                         78             119              2            1          200
                                                                     -----            ----          -----        -----        -----
    Total direct costs and expenses                                  1,159             315              1         (266)       1,209
                                                                     -----            ----          -----        -----        -----
Gross margin                                                           157             304             10          (11)         460
Other costs and expenses
  Selling, general and administrative expenses                         157              43             30          (11)         219
  Non-operating depreciation and other amortization                      1              --              2            1            4
  Franchise and revenue-based taxes                                     26              61              1           (1)          87
  Other income                                                         (10)             (2)           (17)          --          (29)
  Other deductions                                                     716               9             45           (1)         769
  Interest income                                                      (77)            (15)           (26)         101          (17)
  Interest expense and related charges                                  89              76            132         (100)         197
                                                                     -----            ----          -----        -----        -----
    Total other costs and expenses                                     902             172            167          (11)       1,230
                                                                     -----            ----          -----        -----        -----
Income (loss) from continuing operations before income taxes          (745)            132           (157)          --         (770)
Income tax expense (benefit)                                          (274)             46            (45)          --         (273)
                                                                     -----            ----          -----        -----        -----
Income (loss) from continuing operations                              (471)             86           (112)          --         (497)
Income (loss) from discontinued operations, net of tax effect           --              --             --           --           --
                                                                    ------            ----          -----        -----        -----
Net income (loss)                                                     (471)             86           (112)          --         (497)
                                                                    ======            ====          =====        =====        =====
Average shares of common stock outstanding, basic (millions)                                                                    458
Average shares of common stock outstanding, diluted (millions)                                                                  458
Per share of common stock:
  Basic earnings:
    Net income (loss) from continuing operations                     (1.03)           0.19          (0.25)       (0.00)       (1.09)
    Income (loss) from discontinued operations, net of tax effect       --              --            --           --            --
                                                                     -----            ----          -----        -----        -----
    Net income (loss)                                                (1.03)           0.19          (0.25)         --         (1.09)
                                                                     =====            ====          =====        =====        =====
   Diluted earnings:
    Net income (loss) from continuing operations                     (1.03)           0.19          (0.25)       (0.00)       (1.09)
    Income (loss) from discontinued operations, net of tax effect       --              --            --           --            --
                                                                     -----            ----          -----        -----        -----
    Net income (loss)                                                (1.03)           0.19          (0.25)         --         (1.09)
                                                                     =====            ====          =====        =====        =====
Dividends declared                                                                                                             0.433

TXU CORP. AND SUBSIDIARIES
Segment Consolidating Income Statement
Quarter Ended March 31, 2006
(Millions of Dollars)
(Unaudited)

                                                         TXU Energy    Oncor Electric    Corporate   Eliminations
                                                           Segment    Delivery Segment    & Other     / Rounding    Total
                                                         ----------   ----------------   ---------   ------------   -----
Operating revenues                                          2,010            562              13          (281)     2,304
                                                           ------           ----           -----         -----      -----
Direct costs and expenses
Fuel, purchased power costs and delivery fees                 790             --              --          (269)       521
Operating costs                                               155            192              (1)           (2)       344
Depreciation and amortization                                  83            113               5            --        201
                                                           ------           ----           -----         -----      -----
Total direct costs and expenses                             1,028            305               4          (271)     1,066
                                                           ------           ----           -----         -----      -----
Gross margin                                                  982            257               9           (10)     1,238
Other costs and expenses
Selling, general and administrative expenses                  121             48              32            (9)       192
Non-operating depreciation and other amortization               1             --               2             1          4
Franchise and revenue-based taxes                              27             59              --            --         86
Other income                                                   --             --             (14)           --        (14)
Other deductions                                              (10)             2               8            (1)        (1)
Interest income                                               (31)           (14)            (23)           59         (9)
Interest expense and related charges                          101             68             104           (60)       213
                                                           ------           ----           -----         -----      -----
Total other costs and expenses                                209            163             109           (10)       471
                                                           ------           ----           -----         -----      -----
Income (loss) from continuing operations before income
  taxes                                                       773             94            (100)           --        767
Income tax expense (benefit)                                  253             29             (31)           --        251
                                                           ------           ----           -----         -----      -----
Income (loss) from continuing operations                      520             65             (69)           --        516
Income (loss) from discontinued operations, net of tax
  effect                                                       --             --              60            --         60
                                                           ------           ----           -----         -----      -----
Net income (loss)                                             520             65              (9)           --        576
                                                           ======           ====           =====         =====      =====
Average shares of common stock outstanding, basic
  (millions)                                                                                                          464
Average shares of common stock outstanding, diluted
  (millions)                                                                                                          474
Per share of common stock:
   Basic earnings:
     Net income (loss) from continuing operations            1.12           0.14           (0.15)        (0.00)      1.11
     Income (loss) from discontinued operations, net
       of tax effect                                           --             --            0.13            --       0.13
                                                           ------           ----           -----         -----      -----
     Net income (loss)                                       1.12           0.14           (0.02)          --       1.24
                                                           ======           ====           =====         =====      =====
   Diluted earnings:
     Net income (loss) from continuing operations            1.10           0.14           (0.15)        (0.00)      1.09
     Income (loss) from discontinued operations, net
       of tax effect                                           --             --            0.13            --       0.13
                                                           ------           ----           -----         -----      -----
     Net income (loss)                                       1.10           0.14           (0.02)           --       1.22
                                                           ======           ====           =====         =====      =====
Dividends declared                                                                                                  0.413

* Reflects the dilution adjustment of 10 million shares.

TXU CORP. AND SUBSIDIARIES
Segment Consolidating Income Statement - Variance
Quarter Ended March 31, 2007 vs. Quarter Ended March 31, 2006
(Millions of Dollars)
(Unaudited)

                                                         TXU Energy    Oncor Electric    Corporate   Eliminations
                                                           Segment    Delivery Segment    & Other     / Rounding     Total
                                                         ----------   ----------------   ---------   ------------   ------
Operating revenues                                           (694)            57             (2)             4        (635)
                                                           ------           ----           -----           ---      ------
Direct costs and expenses
Fuel, purchased power costs and delivery fees                 141             --             --              3         144
Operating costs                                                (5)             4             --              1          --
Depreciation and amortization                                  (5)             6             (3)             1          (1)
                                                           ------           ----           -----           ---      ------
Total direct costs and expenses                               131             10             (3)             5         143
                                                           ------           ----           -----           ---      ------
Gross margin                                                 (825)            47              1             (1)       (778)
Other costs and expenses
Selling, general and administrative expenses                   36             (5)            (2)            (2)         27
Non-operating depreciation and other amortization              --             --             --             --          --
Franchise and revenue-based taxes                              (1)             2              1             (1)          1
Other income                                                  (10)            (2)            (3)            --         (15)
Other deductions                                              726              7             37             --         770
Interest income                                               (46)            (1)            (3)            42          (8)
Interest expense and related charges                          (12)             8             28            (40)        (16)
                                                           ------           ----           -----           ---      ------
Total other costs and expenses                                693              9             58             (1)        759
                                                           ------           ----           -----           ---      ------
Income (loss) from continuing operations before income
  taxes                                                    (1,518)            38            (57)            --      (1,537)
Income tax expense (benefit)                                 (527)            17            (14)            --        (524)
                                                           ------           ----           -----           ---      ------
Income (loss) from continuing operations                     (991)            21            (43)            --      (1,013)
Income (loss) from discontinued operations, net of tax
  effect                                                       --             --            (60)            --         (60)
                                                           ------           ----           -----           ---      ------
Net income (loss)                                            (991)            21           (103)            --      (1,073)
                                                           ======           ====           =====           ===      ======
Average shares of common stock outstanding, basic
  (millions)                                                                                                            (7)
Average shares of common stock outstanding, diluted
  (millions)                                                                                                           (16)
Per share of common stock:
  Basic earnings:
    Net income (loss) from continuing operations            (2.15)          0.05           (0.10)                    (2.20)
    Income (loss) from discontinued operations, net of
      tax effect                                               --             --           (0.13)           --       (0.13)
                                                           ------           ----           -----           ---      ------
    Net income (loss)                                       (2.15)          0.05           (0.23)           --       (2.33)
                                                           ======           ====           =====           ===      ======
  Diluted earnings:
    Net income (loss) from continuing operations            (2.13)          0.05           (0.10)                    (2.18)
    Income (loss) from discontinued operations, net of
      tax effect                                               --             --           (0.13)           --       (0.13)
                                                           ------           ----           -----           ---      ------
    Net income (loss)                                       (2.13)          0.05           (0.23)           --       (2.31)
                                                           ======           ====           =====           ===      ======
Dividends declared                                                                                                   0.020

TXU CORP.  AND SUBSIDIARIES
Condensed Statements of Consolidated Cash Flows
(Millions of Dollars)
(Unaudited)

                                                                                               Three Months Ended
                                                                                                      March 31,
                                                                                           ----------------------------
                                                                                                2007            2006
                                                                                           ------------    ------------

Cash flows - operating activities:
   Net income (loss)                                                                              (497)            576
      Income from discontinued operations, net of tax effect                                         -             (60)
                                                                                           ------------    ------------
   Income (loss) from continuing operations (497) 516 Adjustments to reconcile income (loss) from continuing operations to cash provided by (used in)
   operating activities:
      Depreciation and amortization                                                                217             220
      Deferred income tax expenses (benefit), including utilization of net operating
       loss carryfor                                                                              (362)            229
      Net effect of unrealized mark-to-market valuations                                           764              (5)
      Charge related to suspended generation facilities                                            713               -
      Write-off of deferred transaction costs                                                       30               -
      Bad debt expense                                                                              11              12
      Net gains on sale of assets, including amortization of deferred gains                        (16)            (12)
      Stock-based incentive compensation expense                                                     8               3
      Charge related to coal contract counterparty claim                                             -             (12)
   Changes in operating assets and liabilities                                                    (956)             95
                                                                                           ------------    ------------
       Cash provided by (used in) operating activities from continuing operations                  (88)          1,046
                                                                                           ------------    ------------

Cash flows - financing activities:
   Issuances of securities:
      Long-term debt                                                                             1,800             100
      Common stock                                                                                   -               1
   Retirements/repurchases of securities:
      Long-term debt                                                                               (37)           (434)
      Common stock                                                                                   -            (507)
   Change in notes payable:
      Commercial paper                                                                          (1,126)            878
      Banks                                                                                        950            (395)
   Common stock dividends paid                                                                    (198)           (194)
   Debt premium, discount, financing and reacquisition expenses                                    (18)            (10)
                                                                                           ------------    ------------
       Cash provided by (used in) financing activities from continuing operations                1,371            (561)
                                                                                           ------------    ------------

Cash flows - investing activities:
   Capital expenditures                                                                           (830)           (309)
   Nuclear fuel                                                                                     (6)            (14)
   Proceeds from pollution control revenue bonds deposited with trustee                              -             (99)
   Proceeds from sales of nuclear decommissioning trust fund securities                             22              44
   Investments in nuclear decommissioning trust fund securities                                    (26)            (48)
   Purchase of lease trust                                                                           -             (69)
   Property removal costs                                                                           (8)            (12)
   Other                                                                                            (2)              3
                                                                                           ------------    ------------
       Cash used in investing activities from continuing operations                               (850)           (504)
                                                                                           ------------    ------------

Discontinued operations:
   Cash provided by (used in) operating activities                                                  11              (1)
   Cash used in financing activities                                                                 -               -
   Cash used in investing activities                                                                 -               -
                                                                                           ------------    ------------
       Cash provided by (used in) discontinued operations                                           11              (1)
                                                                                           ------------    ------------

Net change in cash and cash equivalents                                                            444             (20)
Cash and cash equivalents -- beginning balance                                                      25              37
                                                                                           ------------    ------------
Cash and cash equivalents -- ending balance                                                        469              17
                                                                                           ============    ============

TXU CORP. AND SUBSIDIARIES
Consolidating Balance Sheet
March 31, 2007
(Millions of Dollars)
(Unaudited)

                                                         TXU Energy    Oncor Electric              Eliminations/
                                                           Segment    Delivery Segment    Other       Rounding      Total
                                                         ----------   ----------------   -------   -------------   -------
                        ASSETS
Current assets:
  Cash and cash equivalents                                   436              16             16            1          469
  Restricted cash                                             144              60             --           (1)         203
  Advances to affiliates                                    1,567              --             --       (1,567)          --
  Trade accounts receivable - net                             643             111            303         (264)         793
  Income taxes receivable                                      --              --              8           (8)          --
  Trade accounts and other receivables from affiliates      1,500             188            136       (1,824)          --
  Inventories                                                 305              78              2            1          386
  Commodity and other derivative contractual assets           340              --              6           --          346
  Accumulated deferred income taxes                           518              39             28           --          585
  Margin deposits related to commodity positions              190              --             --           --          190
  Other current assets                                        116              98              9           (8)         215
                                                           ------          ------         ------      -------       ------
    Total current assets                                    5,759             590            508       (3,670)       3,187
                                                           ------          ------         ------      -------       ------
Restricted cash                                               101              17             --           (1)         117
Investments                                                   553              77          8,616       (8,520)         726
Property, plant and equipment - net                        10,925           7,725            122           (1)      18,771
Notes or other receivables due from affiliates                 --             315             --         (315)          --
Goodwill                                                      517              25             --           --          542
Regulatory assets - net                                        --           1,979             --           --        1,979
Commodity and other derivative contractual assets             155              --             88           --          243
Other noncurrent assets                                       284             124          1,014       (1,070)         352
                                                           ------          ------         ------      -------       ------
  Total assets                                             18,294          10,852         10,348      (13,577)      25,917
                                                           ======          ======         ======      =======       ======
        LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Short-term borrowings                                     1,248              68             --           --        1,316
  Advances from affiliates                                     --              36          1,531       (1,567)          --
  Long-term debt due currently                                415             297            228           --          940
  Trade accounts payable                                    1,009              88            290         (264)       1,123
  Trade accounts and other payables to affiliates             323              --          1,500       (1,823)          --
  Commodity and other derivative contractual
    liabilities                                               367              --             21           --          388
  Margin deposits related to commodity positions               54              --             --           --           54
  Other current liabilities                                   380             221            345          (14)         932
                                                           ------          ------         ------      -------       ------
    Total current liabilities                               3,796             710          3,915       (3,668)       4,753
                                                           ------          ------         ------      -------       ------
Accumulated deferred income taxes                           2,612           1,442             --         (942)       3,112
Investment tax credits                                        307              51             --           --          358
Commodity and other derivative contractual liabilities        441              --            140           --          581
Notes or other liabilities due affiliates                     315              --             --         (315)          --
Long-term debt, less amounts due currently                  3,702           4,590          3,649           (1)      11,940
Other noncurrent liabilities and deferred credits           1,565           1,094          1,540         (130)       4,069
                                                           ------          ------         ------      -------       ------
  Total liabilities                                        12,738           7,887          9,244       (5,056)      24,813
                                                           ------          ------         ------      -------       ------
Shareholders' equity:
  Common stock                                                 --              --              5           --            5
  Additional paid-in capital                                  628           1,988          1,116       (2,616)       1,116
  Retained earnings (deficit)                               4,831             996            (40)      (5,827)         (40)
  Accumulated other comprehensive income (loss)                97             (19)            23          (78)          23
                                                           ------          ------         ------      -------       ------
    Total shareholders' equity                              5,556           2,965          1,104       (8,521)       1,104
                                                           ------          ------         ------      -------       ------
    Total liabilities and shareholders' equity             18,294          10,852         10,348      (13,577)      25,917
                                                           ======          ======         ======      =======       ======

TXU CORP. AND SUBSIDIARIES
Consolidating Balance Sheet
December 31, 2006
(Millions of Dollars)
(Unaudited)

                                                        TXU Energy    Oncor Electric             Eliminations/
                                                          Segment    Delivery Segment    Other       Rounding    Total
                                                        ----------   ----------------   ------   -------------   ------
                       ASSETS
Current assets:
  Cash and cash equivalents                                     7               1           18            (1)        25
  Restricted cash                                               3              55           --            --         58
  Advances to affiliates                                    1,396              --           --        (1,396)        --
  Trade accounts receivable - net                             806             101          264          (212)       959
  Income taxes receivable                                      --              --          389          (389)        --
  Trade accounts and other receivables from affiliates      1,500             192          124        (1,816)        --
  Inventories                                                 306              76            2            (1)       383
  Commodity and other derivative contractual assets           948              --            2            --        950
  Accumulated deferred income taxes                           190              23           40            --        253
  Margin deposits related to commodity positions                7              --           --            --          7
  Other current assets                                         87              69           25            (4)       177
                                                           ------          ------       ------       -------     ------
    Total current assets                                    5,250             517          864        (3,819)     2,812
                                                           ------          ------       ------       -------     ------
Restricted cash                                               241              17            1            (1)       258
Investments                                                   545              76        9,804        (9,713)       712
Property, plant and equipment - net                        11,023           7,608          124             1     18,756
Notes or other receivables due from affiliates                700             323           --        (1,023)        --
Goodwill                                                      517              25           --            --        542
Regulatory assets - net                                        --           2,028           --            --      2,028
Commodity and other derivative contractual assets             334              --           11            --        345
Other noncurrent assets                                       296             115          585          (616)       380
                                                           ------          ------       ------       -------     ------
    Total assets                                           18,906          10,709       11,389       (15,171)    25,833
                                                           ======          ======       ======       =======     ======
        LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Short-term borrowings                                       818             673           --            --      1,491
  Advances from affiliates                                     --              24        1,372        (1,396)        --
  Long-term debt due currently                                161             297           28            (1)       485
  Trade accounts payable                                      977              91          237          (212)     1,093
  Trade accounts and other payables to affiliates             316              --        1,500        (1,816)        --
  Commodity and other derivative contractual liabilities      272              --           21            --        293
  Margin deposits related to commodity positions              681              --           --            --        681
  Other current liabilities                                   813             314          307          (394)     1,040
                                                           ------          ------       ------       -------     ------
    Total current liabilities                               4,038           1,399        3,465        (3,819)     5,083
                                                           ------          ------       ------       -------     ------
Accumulated deferred income taxes                           3,259           1,461           --          (482)     4,238
Investment tax credits                                        311              52           --            --        363
Commodity and other derivative contractual liabilities        127              --           63             1        191
Notes or other liabilities due affiliates                     323              --          700        (1,023)        --
Long-term debt, less amounts due currently                  2,965           3,811        3,855            --     10,631
Other noncurrent liabilities and deferred credits           1,151           1,011        1,161          (136)     3,187
                                                           ------          ------       ------       -------     ------
    Total liabilities                                      12,174           7,734        9,244        (5,459)    23,693
                                                           ------          ------       ------       -------     ------
Shareholders' equity:
Common stock                                                   --              --            5            --          5
  Additional paid-in capital                                1,212           1,986        1,104        (3,198)     1,104
  Retained earnings (deficit)                               5,025           1,008          627        (6,038)       622
  Accumulated other comprehensive income (loss)               495             (19)         409          (476)       409
                                                           ------          ------       ------       -------     ------
    Total shareholders' equity                              6,732           2,975        2,145        (9,712)     2,140
                                                           ------          ------       ------       -------     ------
    Total liabilities and shareholders' equity             18,906          10,709       11,389       (15,171)    25,833
                                                           ======          ======       ======       =======     ======

TXU CORP. AND SUBSIDIARIES
Consolidating Balance Sheet - Variance
March 31, 2007 vs. December 31, 2006
(Millions of Dollars)
(Unaudited)

                                                           TXU Energy    Oncor Electric             Eliminations/
                                                             Segment    Delivery Segment    Other      Rounding      Total
                                                           ----------   ----------------   ------   -------------   ------
                        ASSETS
Current assets:
  Cash and cash equivalents                                     429             15             (2)           2         444
  Restricted cash                                               141              5             --           (1)        145
  Advances to affiliates                                        171             --             --         (171)         --
  Trade accounts receivable - net                              (163)            10             39          (52)       (166)
  Income taxes receivable                                        --             --           (381)         381          --
  Trade accounts and other receivables from affiliates           --             (4)            12           (8)         --
  Inventories                                                    (1)             2             --            2           3
  Commodity and other derivative contractual assets            (608)            --              4           --        (604)
  Accumulated deferred income taxes                             328             16            (12)          --         332
  Margin deposits related to commodity positions                183             --             --           --         183
  Other current assets                                           29             29            (16)          (4)         38
                                                             ------           ----         ------        -----      ------
    Total current assets                                        509             73           (356)         149         375
                                                             ------           ----         ------        -----      ------
Restricted cash                                                (140)            --             (1)          --        (141)
Investments                                                       8              1         (1,188)       1,193          14
Property, plant and equipment - net                             (98)           117             (2)          (2)         15
Notes or other receivables due from affiliates                 (700)            (8)            --          708          --
Goodwill                                                         --             --             --           --          --
Regulatory assets - net                                          --            (49)            --           --         (49)
Commodity and other derivative contractual assets              (179)            --             77           --        (102)
Other noncurrent assets                                         (12)             9            429         (454)        (28)
                                                             ------           ----         ------        -----      ------
   Total assets                                                (612)           143         (1,041)       1,594          84
                                                             ======           ====         ======       ======      ======
       LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Short-term borrowings                                         430           (605)            --           --        (175)
  Advances from affiliates                                       --             12            159         (171)         --
  Long-term debt due currently                                  254             --            200            1         455
  Trade accounts payable                                         32             (3)            53          (52)         30
  Trade accounts and other payables to affiliates                 7             --             --           (7)         --
  Commodity and other derivative contractual liabilities         95             --             --           --          95
  Margin deposits related to commodity positions               (627)            --             --           --        (627)
  Other current liabilities                                    (433)           (93)            38          380        (108)
                                                             ------           ----         ------        -----      ------
    Total current liabilities                                  (242)          (689)           450          151        (330)
                                                             ------           ----         ------        -----      ------
Accumulated deferred income taxes                              (647)           (19)            --         (460)     (1,126)
Investment tax credits                                           (4)            (1)            --           --          (5)
Commodity and other derivative contractual liabilities          314             --             77           (1)        390
Notes or other liabilities due affiliates                        (8)            --           (700)         708          --
Long-term debt, less amounts due currently                      737            779           (206)          (1)      1,309
Other noncurrent liabilities and deferred credits               414             83            379            6         882
                                                             ------           ----         ------        -----      ------
Total liabilities                                               564            153             --          403       1,120
                                                             ------           ----         ------        -----      ------
Shareholders' equity:
  Common stock                                                   --             --             --           --          --
  Additional paid-in capital                                   (584)             2             12          582          12
  Retained earnings (deficit)                                  (194)           (12)          (667)         211        (662)
  Accumulated other comprehensive income (loss)                (398)            --           (386)         398        (386)
                                                             ------           ----         ------        -----      ------
    Total shareholders' equity                               (1,176)           (10)        (1,041)       1,191      (1,036)
                                                             ------           ----         ------        -----      ------
    Total liabilities and shareholders' equity                 (612)           143         (1,041)       1,594          84
                                                             ======           ====         ======        =====      ======